P a r t n e r s i n C o m m u n i t y B a n k i n g Chicago, Illinois August 22, 2006 9:20 a.m. Howe Barnes 11 Howe Barnes 11th th Annual Bank Conference Annual Bank Conference

2 Craig J. Cerny Chairman and CEO William “Butch” Phillips President and COO

3 ⑀⍽ During the course of my remarks today, you will hear me make certain predictive statements regarding our plans and strategies and anticipated financial results to assist you better in understanding our company. ⑀⍽ The forward looking statements about future results are not absolute. ⑀⍽ Refer to our 10K, 10Q’s and 8K’s on file with the SEC for further detail in this regard.

4 Presentation Overview ⑀⍽ History ⑀⍽ Mission ⑀⍽ Core Strategies ⑀⍽ Financial Performance ⑀⍽ Why Invest in Harrington West?

5 History ⑀⍽ Cerny was the managing principal of the bank consulting group of Smith Breeden and Associates, Inc. (SBA) from 1985 to 1996. ⑀⍽ Principals of SBA decided to make bank investments ⑀⍽ Harrington West was second bank related investment led by Cerny ⑀⍽ Harrington West was formed to acquire Los Padres Bank in April 1996 ⑀⍽ $162 million in assets ⑀⍽ 4 locations on the Central Coast of California ⑀⍽ Initial public offering completed on November 12, 2002 ⑀⍽ As of June 30, 2006 ⑀⍽ $1.1 billion in assets ⑀⍽ 15 banking locations in three states of CA , KS and AZ (16th office opened on August 8, 2006 in Olathe, KS) ⑀⍽ $86.3 million market cap at June 30, 2006

6 Corporate Structure * 3rd office to open first quarter of 2007 (1996) NASDAQ: HWFG (1983) Banking Units Harrington Wealth Management Company, Inc. (1999) Kansas City Metro (1998) Arizona (2002) California (1983) 3 banking offices *2 banking offices 11 banking offices

7 Mission Statement The mission of Harrington West is to be: ⑀⍽ growth oriented ⑀⍽ 8-10% plus annual growth in loans and deposits ⑀⍽ 10-15% plus annual growth in trust/investment management fees ⑀⍽ high performing on ROE and EPS growth measures ⑀⍽ ROE - low to mid teens ⑀⍽ EPS growth of 8-15%, depending on the pace of investment spending in new banking offices ⑀⍽ diversified and opportunistic ⑀⍽ high product value for retail and commercial customers ⑀⍽ relationship-driven/consultative service ⑀⍽ emphasize safety and community involvement ⑀⍽ use modern financial skills in risk management and investments

8 Core Strategies ⑀⍽ Grow low and non-costing deposits ⑀⍽ Expand business lines to higher margin categories ⑀⍽ Commercial real estate, business, construction and HELOC lending ⑀⍽ Trust and investment management and banking fee income ⑀⍽ Diversify economic risk by building HWFG in three strong markets known well by management ⑀⍽ Central Coast of California ⑀⍽ Phoenix metro ⑀⍽ Kansas City metro ⑀⍽ Deploy capital efficiently in effort to increase ROE ⑀⍽ Control operating expenses ⑀⍽ Manage banking risks to a low level ⑀⍽ Credit ⑀⍽ Interest rate risk ⑀⍽ Operational risk

9 Grow Lower and Non Costing Deposits June 30, 2006 23% 29% 48% Core Deposits Diamond CD Term Deposits December 31, 2000 17% 23% 60% Mix Change to Lower Cost Deposits

10 Non Costing Deposits $0 $10 $20 $30 $40 $50 $60 2001 2002 2003 2004 2005 June 30, 2006 Millions Compounded Annualized Growth Rate from 2001 - 2005 = 38%

11 Enhanced Product Menu ⑀⍽ Commercial banking ⑀⍽ Mortgage lending ⑀⍽ Commercial ⑀⍽ Multi Family ⑀⍽ Single Family ⑀⍽ Consumer lending concentrating on HELOCs ⑀⍽ Full menu of retail and business deposit and cash management products ⑀⍽ Trust and investment management through Harrington Wealth Management Company (HWM)

12 New Loan Originations $0 $100 $200 $300 $400 2001 2002 2003 2004 2005 YTD June 2005 YTD June 2006 Millions Portfolio Commitments Wholesale Originations

13 Mix Change To Higher Spread Earning Loans June 30, 2006 16% 35% 11% 14% 13% 7% 4% SFR CRE Multi Family C+I Construction Land Consumer December 31, 2000 50% 27% 17% 3% 1% 1% 1% Total Loans = $396 million Total Loans = $716 million

14 June 30, 2006 20% 3% 36% 12% 4% 1% 14% 7% 3% Office Medical Retail Warehouse Light Industrial Self Storage Mixed-Use Hotel/Motel Miscellaneous CRE Loan Mix

15 Growth in C&I Loans $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2001 2002 2003 2004 2005 June 30, 2006 Millions

16 June 30, 2006 54% 46% Term Loans Lines of Credit C&I Loan Type 17 June 30, 2006 4% 15% 8% 8% 9% 2% 6% 14% 20% 9% 5% Mining & Energy Construction Manufacturing Wholesale Retail Transportation Communications Finance & Insurance Real Estate Services Hospitality C&I Loan Mix by Major Industry

17 June 30, 2006 4% 15% 8% 8% 9% 2% 6% 14% 20% 9% 5% Mining & Energy Construction Manufacturing Wholesale Retail Transportation Communications Finance & Insurance Real Estate Services Hospitality C&I Loan Mix by Major Industry

18 Construction Loan Growth $0 $20 $40 $60 $80 $100 $120 $140 $160 2001 2002 2003 2004 2005 June 30, 2006 Millions Construction Land and Development

19 Construction Loans Speculative versus Non Speculative $55 $40 Spec Non-Spec June 30, 2006 (in millions)

20 Construction Loans By Property Type $55 $17 $17 $6 SFR Commercial Land Development MFR Total net construction loans $95.0 million

21 Consumer Loans $0 $5 $10 $15 $20 $25 $30 2001 2002 2003 2004 2005 June 30, 2006 Millions

22 Diversified Markets ⑀⍽ Excellent Market Characteristics ⑀⍽ Broad Market Knowledge ⑀⍽ Loan Diversification ⑀⍽ Local Experience ⑀⍽ Shareholder Wealth Creation Options ⑀⍽ Centralized Administration

23 Deposits by Market June 30, 2006 (in millions) $566 $83 $62 California Kansas Arizona Total deposits $711 million

24 Loans by Market June 30, 2006 (in millions) $467 $150 $99 California Kansas Arizona Total net loans $716 million

25 Market Contribution to Loan Growth $130 $53 $85 California Kansas Arizona Total Loan Growth = $268 million December 31, 2002 to June 30, 2006 (in millions)

26 Commercial Loans by Market June 30, 2006 (in millions) $19 $68 $10 California Kansas Arizona Total net commercial loans $97.0 million

27 Construction & Land Loans Total net construction loans $95.0 million $76 $8 $11 $33 $2 $16 California Kansas Arizona Total net land loans $51.2 million ⑀⍽ Generally, all land loans are expected to be further developed within a 1 to 3 year period.

28 Banking Fee Income Growth $0 $1 $2 $3 $4 2001 2002 2003 2004 2005 YTD June 2005 YTD June 2006 Millions Loan/Deposit/Other Mortgage Broker HWM BOLI Compounded Annualized Growth Rate from 2001 - 2005 = 15%

29 Utilize Excess Capital ⑀⍽ Strategy: To utilize excess bank capital with a short duration, high quality investment portfolio ⑀⍽ REDUCE as core banking assets increase ⑀⍽ Managed to a 3 to 6 month effective duration ⑀⍽ Experience: ⑀⍽ CEO spent 20 years of career advising on or managing short-duration mortgage related portfolios ⑀⍽ Goal net investment margin: 100 bps over 3 month LIBOR ⑀⍽ Composition as of June 30, 2006: % of Total ⑀⍽ Home Equity ABS A to AA rated floating rate 33% ⑀⍽ GNMA One Year ARM’s 18% ⑀⍽ Private label AAA ARM’s 14% ⑀⍽ High Coupon Agency Fixed Rate MBS 13% ⑀⍽ AAA Rated CMBS 11% ⑀⍽ Other 11%

30 Investment Portfolio and Loan Balances $0 $200 $400 $600 $800 $1,000 $1,200 2001 2002 2003 2004 2005 YTD June 2006 Millions Loans Investments Other

31 Balance Sheet Mix June 30, 2006 $327 $716 $83 Investments Loans Other (In Millions) December 31, 2004 $432 $598 $51 55% 40% 5% 64% 29% 7% Total Assets = $1.126 Billion Total Assets = $1.081 Billion

32 Control Banking Risks $0 $1 $2 $3 $4 $5 $6 2001 2002 2003 2004 2005 YTD June 2005 YTD June 2006 Millions 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Nonperforming Assets % to Total Assets Credit Quality Maintained * Other Real Estate owned of $1.0 million at June 30, 2006 was under contract for sale to close in the late September 2006 quarter. *

33 Control Banking Risks ⑀⍽ Interest rate risk management ⑀⍽ Market value of equity modeling ⑀⍽ Stable interest margins ⑀⍽ Operational controls ⑀⍽ Comprehensive compliance and audit systems ⑀⍽ Stringent controls

34 Net Interest Margin Stability 0% 1% 2% 3% 4% 5% June 2004 Qtr Sept 2004 Qtr Dec 2004 Qtr March 2005 Qtr June 2005 Qtr Sept 2005 Qtr Dec 2005 Qtr March 2006 Qtr June 2006 Qtr HWFG Net Interest Margin Fed Funds Rate

35 Financial Performance 2001 to June 2006

36 Loan Growth Compounded Annualized Growth Rate from 2001 - 2005 = 8% $0 $100 $200 $300 $400 $500 $600 $700 2001 2002 2003 2004 2005 YTD June 2006 Millions

37 Deposit Growth Compounded Annualized Growth Rate from 2001 - 2005 = 11% $0 $100 $200 $300 $400 $500 $600 $700 2001 2002 2003 2004 2005 YTD June 2006 Millions

38 Net Interest Income Compounded Annualized Growth Rate from 2001 - 2005 = 14% $0 $5 $10 $15 $20 $25 $30 $35 2001 2002 2003 2004 2005 YTD June 2005 YTD June 2006 Millions 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Net Interest Income Margin

39 Net Revenue $0 $5 $10 $15 $20 $25 $30 $35 2001 2002 2003 2004 2005 YTD June 2005 YTD June 2006 Millions Net Interest Income before Provision Banking Fee Income Compounded Annualized Growth Rate from 2001 - 2005 = 15% Net Revenue = Net Interest Income before Provision for Loan Loss plus banking fee income

40 Operating Expenses $0 $5 $10 $15 $20 $25 2001 2002 2003 2004 2005 YTD June 2005 YTD June 2006 Millions Compounded Annualized Growth Rate from 2001 - 2005 = 16%

41 Core Income $0 $2 $4 $6 $8 $10 $12 $14 2001 2002 2003 2004 2005 YTD June 2005 YTD June 2006 Millions Compounded Annualized Growth Rate from 2001 - 2005 = 17% Core Income = Net Interest Income plus Fee Income minus Operating Expenses

42 Net Income 0.66% 0.68% 0.82% 0.77% 0.74% 0.75% 0.80% $0 $3 $6 $9 2001 2002 2003 2004 2005 YTD June 2005 YTD June 2006 Millions 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% Net Income ROA (Annualized) Compounded Annualized Growth Rate from 2001 - 2005 = 17%

43 Core Earnings Per Share $0.93 $1.15 $1.36 $1.48 $0.66 $0.72 $1.46 $0.0 $0.5 $1.0 $1.5 2001 2002 2003 2004 2005 YTD June 2005 YTD June 2006 Compounded Annualized Growth Rate from 2001 - 2005 = 10% Note: The per share information above has been adjusted for the 6 for 5 stock split in the form of a stock dividend to holders of record on February 25, 2004.

44 Book Value Per Share $7.49 $8.18 $9.23 $9.98 $11.06 $11.87 $6.13 $7.16 $8.26 $9.05 $9.82 $10.67 $4 $6 $8 $10 $12 2001 2002 2003 2004 2005 June 30, 2006 Book Value Tangible Book Value

45 Return on Average Equity 13.65% 15.36% 16.37% 16.30% 14.61% 13.52% 0% 4% 8% 12% 16% 2001 2002 2003 2004 2005 YTD June 2006

46 Strategic Focus for 2006 and Beyond ⑀⍽ Maintain excellent financial and investment performance ⑀⍽ Seek growth of deposits and loans at a low double digit pace ⑀⍽ Improve core deposit mix ⑀⍽ Diversify loan portfolio ⑀⍽ Expand Net Interest Margin ⑀⍽ Focus on growth of less volatile banking fee income ⑀⍽ Deposit fees ⑀⍽ Overdraft protection ⑀⍽ Brokerage services ⑀⍽ Bank Owned Life Insurance ⑀⍽ HWM fees ⑀⍽ Focus on mortgage banking income from bank relationships and purchase mortgages ⑀⍽ Develop Customer Source applications ⑀⍽ Track profitable and opportunity customers ⑀⍽ Cross selling penetration ⑀⍽ Continue implementation of Sales/Service Program. ⑀⍽ Open new banking offices - approximately 2 offices every 15 months.

47

48 Why Invest In Harrington West? ⑀⍽ Track record of IMPROVING PROFITABILITY in a growing franchise ⑀⍽ ATTRACTIVE MARKETS and franchises ⑀⍽ CREDIT QUALITY ⑀⍽ OPPORTUNISTIC strategy ⑀⍽ Shareholder-focused to MAXIMIZE VALUE with high inside ownership ⑀⍽ RISK MANAGEMENT emphasis ⑀⍽ ATTRACTIVE VALUATION as of June 30, 2006 PEER HWFG EPS Multiple (LTM) 15.8x 10.9x Book Multiple 1.71x 1.36x Dividend Yield 2.05% 3.10% Payout (LTM) 34% 33% ⑀⍽ RISING CASH DIVIDEND to shareholders Median of all public banks and thrifts at 06/30/06 from $500 million to $2 billion in assets per RBC Capital Markets, Inc. *Based on June 30, 2006 financial information using July 31, 2006 stock price of $16.15 per share.

49 Dividend Payout Per Share $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 Nov. 2002 Feb. 200 3 May. 2003 Aug. 2003 Nov. 2003 Feb. 2 00 4 May. 2004 Aug . 2004 Nov. 200 4 Feb. 2005 May. 2005 Aug. 2005 Nov. 2005 Feb. 2 00 6 May. 2006 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Dividends Dividend Yield Dividends paid and dividend yield does not include special dividend of $.50 paid July 12, 2004.

50 HWFG vs. Bank Composite HWFG NASDAQ Bank Index November 11, 2002 August 03, 2006

51 Appendix ⑀⍽ Market Attributes ⑀⍽ Management Team

52 Market Attributes ⑀⍽ Central Coast of California ⑀⍽ Economic Diversity ⑀⍽ Banking offices in five of the fastest growing areas in the Central Coast Tri-County area ⑀⍽ Market Share ⑀⍽ Los Padres Bank ranked 9th in market share in Central Coast of 42 institutions

53 Market Attributes ⑀⍽ Johnson County, Kansas of the KC Metro ⑀⍽ Affluence - Johnson County ranks 31st in household income of the nation’s counties ⑀⍽ Growth - Johnson County provided 50% of KC Metro growth but only 25% of the population ⑀⍽ Construction Activity ⑀⍽ 12,200 housing starts in 2005 ⑀⍽ Commercial Construction up 13% for first 6 months of 2006 ⑀⍽ Downtown Revitalization

54 Market Attributes ⑀⍽ Scottsdale/Phoenix Metro ⑀⍽ Population growth - 100,000 new residents per year ⑀⍽ Employment growth continues ⑀⍽ +5.2% (May 2006) ⑀⍽ Housing and retail growth ⑀⍽ 63,000 housing permits in 2005 ⑀⍽ 52,000 housing permits projected for 2006 ⑀⍽ MLS Listings: - December 2003 = 23,542 (63 DOM*) - July 2005 = 8,598 (24 DOM*) - April 2006 = 38,206 (58 DOM*) ⑀⍽ Baby boomers moving to the Phoenix metro with significant wealth management needs (*) days on market

55 Management Team ⑀⍽ Craig Cerny ⑀⍽ 1996 to present - Founder of HWFG, Chairman and CEO ⑀⍽ 1992 to 2001 - Chairman and CEO of Harrington Bank of Indiana, sold in January 2002 ⑀⍽ 1985 to 1996 - Principal of Smith Breeden Associates Inc. - Bank Consulting/Asset Liability Management ⑀⍽ 1978 to 1985 - Finance positions in Hallmark Cards, Inc. and Pizza Hut Restaurants, Inc. ⑀⍽ 1978 - MBA in Finance at Arizona State University ⑀⍽ 1977 - BS in Finance from Arizona State University

56 Management Team ⑀⍽ William “Butch” Phillips ⑀⍽ President of HWFG ⑀⍽ COO, President and CFO of Los Padres Bank ⑀⍽ With Los Padres Bank since formation in 1983 ⑀⍽ 28 years banking experience ⑀⍽ Community and banking association involvement includes: ⑀⍽ Rotary Club International ⑀⍽ YMCA ⑀⍽ Western Savings and Loan League ⑀⍽ Western Independent Bankers ⑀⍽ Chamber of Commerce ⑀⍽ Historical Society

57 Management Team ⑀⍽ Susan Weber ⑀⍽ CLO, EVP of Los Padres Bank, responsible for all mortgage related lending operations ⑀⍽ With Los Padres Bank since formation in 1983 ⑀⍽ 31 years banking experience ⑀⍽ Local community involvement includes:
⑀⍽ Solvang Theaterfest ⑀⍽ National Conference for Community and Justice ⑀⍽ YMCA ⑀⍽ Solvang Friendship House

58 Management Team ⑀⍽ Mark Larrabee ⑀⍽ Chief Commercial Lending Officer, President Kansas Region/Harrington Bank ⑀⍽ 25 years commercial banking experience ⑀⍽ 22 years in the Kansas City banking market ⑀⍽ Kansas City native ⑀⍽ Business Development ⑀⍽ Commercial division to $157 million in loans ⑀⍽ Harrington Bank in Kansas to 2 offices and $146 million in net loans ⑀⍽ MBA in finance from the University of Missouri, Graduated with a BS in Business from the University of Kansas, Attended Dartmouth College ⑀⍽ Local community involvement includes: ⑀⍽ American Red Cross ⑀⍽ Certified Development Company ⑀⍽ Stepladder Fund ⑀⍽ CORO Foundation ⑀⍽ Chamber of Commerce

59 Management Team ⑀⍽ Vern Hansen ⑀⍽ President Arizona Region ⑀⍽ 34 years banking experience ⑀⍽ Commercial ⑀⍽ Community Banking ⑀⍽ 20 years bank management ⑀⍽ Business Development ⑀⍽ 2 banking offices ⑀⍽ $90 million in loans and $47 million in deposits in 2.5 years ⑀⍽ BA in Finance from the University of Iowa ⑀⍽ Local community involvement includes: ⑀⍽ Desert Foothills Choral Foundation ⑀⍽ Past President Scottsdale North Rotary Club ⑀⍽ Chamber of Commerce Scottsdale

60 Management Team ⑀⍽ Kerry Steele ⑀⍽ Principal Accounting Officer, HWFG ⑀⍽ Certified Public Accountant, State of California ⑀⍽ 28 years of accounting experience ⑀⍽ 3.5 years with KPMG Peat Marwick, LLP ⑀⍽ 7 years of financial institution accounting ⑀⍽ BS in Accounting from Cal Poly State University at Pomona ⑀⍽ Community and financial association involvement includes: ⑀⍽ Director, Santa Barbara CARE Foundation ⑀⍽ California Society of Certified Public Accountants ⑀⍽ Financial Managers Society

61 Management Team ⑀⍽ Richard Harrison ⑀⍽ President of Harrington Wealth Management (HWM) ⑀⍽ 18 years experience in trust and investment business ⑀⍽ Built HWM to $149 million (June 30, 2006) in assets under management ⑀⍽ BS Finance from Indiana University ⑀⍽ MBA from University of Indianapolis ⑀⍽ Graduate of National Graduate Trust School, Northwestern University